UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2015

HATTERAS FINANCIAL CORP.

(Exact name of registrant specified in its charter)

Maryland	1-34030	26-1141886
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 West Fourth Street

Suite 400

Winston-Salem, North Carolina 27101

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (336) 760-9331

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2015 annual meeting of shareholders held on May 6, 2015, the shareholders of Hatteras Financial Corp. (the “Company”) approved the Hatteras Financial Corp. 2015 Equity Incentive Plan (the “Plan”), under which the Company may issue stock-based awards to employees, officers, directors and other individuals providing bona fide services to the Company, the Company’s manager or any of their affiliates. The Plan provides for a maximum of 1,500,000 shares of common stock to be issued in the form of stock options, stock appreciation rights, restricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing. In addition, the maximum number of shares of common stock which may be granted under the Plan during any fiscal year to any one individual is limited to 150,000 shares, or in the case of an individual who is a member of the board of directors but who is not an employee of the Company, the Company’s manager or an affiliate of either, 25,000 shares. A description of the material terms of the Plan can be found in the section of the Definitive Proxy Statement on Schedule 14A filed by the Company on March 27, 2015 entitled “Proposal 4—Hatteras Financial Corp. 2015 Equity Incentive Plan” and is incorporated by reference into this Current Report on Form 8-K. A copy of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 6, 2015, the Company held its annual meeting of shareholders. The matters on which the shareholders voted, in person or by proxy were:

(i)	for the election of eight directors of the Company to hold office until the 2016 annual meeting of shareholders and until their successors are duly elected and qualified;

(ii)	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015;

(iii)	the approval, by non-binding vote, of executive compensation; and

(iv)	the approval of the Hatteras Financial Corp. 2015 Equity Incentive Plan.

The eight nominees were elected, the appointment of Ernst & Young LLP as the independent registered public accounting firm was ratified, executive compensation was approved and the Hatteras Financial Corp. 2015 Equity Incentive Plan was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Abstentions	Broker Non- Votes
Michael R. Hough	51,366,050	10,300,620	-0-	21,916,620
Benjamin M. Hough	50,574,936	11,091,734	-0-	21,916,620
David W. Berson	52,421,262	9,245,408	-0-	21,916,620
Ira G. Kawaller	52,305,848	9,360,822	-0-	21,916,620
Vicki McElreath	52,414,439	9,252,231	-0-	21,916,620
Jeffrey D. Miller	52,381,146	9,285,524	-0-	21,916,620
William V. Nutt, Jr.	52,412,813	9,253,857	-0-	21,916,620
Thomas D. Wren	52,414,832	9,251,838	-0-	21,916,620

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non- Votes
82,096,101	637,063	850,126	N/A

Approval of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non- Votes
51,312,930	9,356,471	997,269	21,916,620

Approval of the Hatteras Financial Corp. 2015 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non- Votes
50,697,375	9,996,237	973,058	21,916,620

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Hatteras Financial Corp. 2015 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HATTERAS FINANCIAL CORP.

By:	/s/ Kenneth A. Steele
Kenneth A. Steele
Chief Financial Officer, Treasurer and
Secretary

Dated: May 11, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Hatteras Financial Corp. 2015 Equity Incentive Plan